UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 10, 2026

Commission File Number 1-2385
THE DAYTON POWER AND LIGHT COMPANY
(Exact name of registrant as specified in its charter)

Ohio	31-0258470
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
1065 Woodman Drive
Dayton, Ohio	45432
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:	(937) 259-7215

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 10, 2026, the Board of Directors (the “Board”) of The Dayton Power and Light Company, doing business as AES Ohio (“AES Ohio”), a subsidiary of DPL LLC (“DPL”) and The AES Corporation (“AES”), acting through unanimous written consent, appointed Robert Osborn as Controller and principal accounting officer of AES Ohio.

Sherry Kohan, who had been serving as Vice President, Chief Financial Officer, and Controller, and designated principal accounting officer of AES Ohio, will continue in the role of Vice President and Chief Financial Officer of AES Ohio.

Mr. Osborn, 44, previously served as Director of Revenue Accounting, Internal Controls and Finance Transformation of the AES US Utilities, including AES Ohio, DPL, IPALCO Enterprises, Inc. (“IPALCO”) and Indianapolis Power & Light Company, doing business as AES Indiana (“AES Indiana”), since March 2025 and Director of Internal Controls and Finance Transformation of the AES US Utilities from August 2024 to February 2025. Mr. Osborn also serves as an officer of other AES affiliates, including as Controller and principal accounting officer of DPL, IPALCO and AES Indiana since July 2026. Prior to rejoining AES in June 2024, Mr. Osborn served as Corporate Controller of USIC from July 2023 to June 2024. Mr. Osborn initially joined AES in August 2013 and held various positions of increasing responsibility in the accounting and finance organizations of the AES US Utilities, including serving as Assistant Controller of the AES US Utilities from March 2021 to July 2023. Prior to that, Mr. Osborn held various roles in accounting capacities at Stanley Black & Decker, Constellation Energy and PricewaterhouseCoopers. Mr. Osborn received a B.S. from Towson University, a Graduate Certificate in Advanced Accounting from University of Maryland Global Campus, an M.B.A. from University of Baltimore, and an M.S. in Finance from Indiana University.

AES Ohio does not separately compensate individuals for their service as officers or members of the Board of Directors of AES Ohio. Mr. Osborn participates in compensation plans and programs generally available to management of AES and its subsidiaries for services performed for all AES affiliates (including AES Ohio), including those described in AES Ohio’s 2025 Form 10-K/A. Other than such compensation, which generally is in excess of one hundred and twenty thousand dollars annually, Mr. Osborn has not entered into or proposed to enter into any transactions reportable under Item 404(a) of Regulation S-K.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Dayton Power and Light Company
d/b/a AES Ohio

Date: July 15, 2026	By:	/s/ Brian Hylander
	Name:	Brian Hylander
	Title:	Vice President, General Counsel and Secretary